UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________

FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 29, 2014
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 7.01    Regulation FD Disclosure.

On January 5, 2015, we issued a press release announcing that on December 29, 2014, Hudson First Financial Plaza, LLC, a wholly owned subsidiary of our operating partnership, entered into an agreement of purchase and sale (the “Purchase Agreement”) with Douglas Emmett Management, LLC (“Purchaser”), an affiliate of Douglas Emmett, Inc., pursuant to which we agreed to sell our First Financial office property located in Encino, California to Purchaser for a purchase price of $89.0 million (before certain credits, proration and closing costs) (the “Transaction”). First Financial is a six-story, 222,423-square-foot, multi-tenant office building with a four-level parking garage, which was acquired upon consummation of our initial public offering in June 2010.
The Purchase Agreement includes customary representations, warranties, covenants and indemnities. The closing of the Transaction is expected to take place in the first quarter of 2015, upon the satisfaction of certain conditions and obligations, including the assumption of an existing $43.0 million loan by Purchaser.
A copy of the press release of the Company announcing the execution of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01.   Other Events.
The disclosure set forth above under “Item 7.01 Regulation FD Disclosure” is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished, pursuant to Item 7.01 and Item 8.01:

Exhibit No.	Description
99.1	Press release dated January 5, 2015 regarding the execution of the Purchase Agreement.

Forward-Looking Statements
This communication may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company’s control that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission, or SEC, on March 3, 2014, and other risks described in documents subsequently filed by the Company from time to time with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
	By:	/s/ Mark T. Lammas
January 5, 2015		Mark T. Lammas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 5, 2015 regarding the execution of the Purchase Agreement.